Exhibit 10.1
EXECUTION COPY
FORM OF REGISTRATION RIGHTS AGREEMENT
          This Registration Rights Agreement (this “Agreement”) is made as of April 13, 2010, by Jefferies Group, Inc., a Delaware corporation (the “Company”), and Leucadia National Corporation, a New York corporation (“Leucadia” or the “Holder”).
     NOW, THEREFORE, the Company hereby agrees, in favor of Leucadia, as follows:
     1. Definitions. In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this Agreement:
          “Act” shall mean the Securities Act of 1933, as amended, and any successor statute from time to time.
          “Affiliate” shall mean, with respect to any person, any other person controlling, controlled by or under common control with the first person.
          “Board” shall mean the Board of Directors of the Company.
          “Common Stock” shall mean the authorized common shares, par value $0.0001 per share, of the Company.
          “Company” shall have the meaning set forth in the preamble hereto.
          “Costs and Expenses” shall mean reasonable out-of-pocket costs and expenses relating to any subject Registration Statement and offering of the Registrable Securities pursuant thereto, including but not limited to registration, filing and qualification fees, blue sky expenses, costs and expenses of listing any Registrable Securities on any exchange or other trading media, the fees and expenses of any Person (including special experts) retained by the Company, printing expenses, fees and expenses of counsel and accountants to the Company (including expenses for any “comfort” letters) and the underwriters, and reasonable fees and disbursements of a single counsel to the Holder, and reasonable out-of-pocket expenses for a road show; provided, however, that underwriting discounts, fees and commissions attributable solely to the securities registered for the benefit of the Holder, and fees and disbursements of any additional counsel to the Holder, shall be borne by the Holder. The Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit.
          “Demand Registration” shall mean any Registration requested by the Holder pursuant to Section 4 hereof involving an underwritten offering of Registrable Securities by the Holder (other than a piggy back registration pursuant to Section 3 hereof), including a request for the Company’s assistance with an underwritten offering in connection with a sale of Registrable Securities pursuant to a Short-Form Registration (as defined herein).
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute from time to time.
          “Holder” shall mean Leucadia, its subsidiaries and any transferee of Registrable Securities.
          “Holders’ Representative” shall mean Leucadia, or any other Holder designated by Leucadia as the Holders’ Representative.
          “Investment Agreement” shall mean the Investment Agreement, dated as of April 20, 2008, by and between the Company and Leucadia, as the same may be amended, modified, supplemented and/or restated from time to time in accordance with the provisions thereof.
          “Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, trust, or other entity of any kind, and any government or department or agency thereof.
          “Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any issuer free writing prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
          “Registrable Securities” shall mean (a) all shares of Common Stock owned by Leucadia and its subsidiaries, as of the date of this Agreement, and all shares of Common Stock and other securities of the Company acquired by Leucadia and its subsidiaries, on, and from and after, the date of this Agreement, and (b) any securities issued directly or indirectly with respect to such shares described in clause (a) because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, share exchanges, reorganizations, consolidations, or similar events. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of in accordance with such Registration Statement or (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Act.
          “Registration” shall mean any registration of Common Stock pursuant to a registration statement filed by the Company with the SEC in respect of any class of

Common Stock, other than a registration statement in respect of employee stock award or other employee benefit plans or in respect of any merger, consolidation, acquisition, exchange or like transaction, whether on Form S-4, Form S-8 or any equivalent form for registration then in effect.
          “Registration Period” shall mean, with respect to a Registration Statement, the period of time from the effective date of such Registration Statement until the earlier of (a) the date on which all of the Registrable Securities covered by such Registration Statement shall have been sold to the public or (b) if neither Leucadia nor any subsidiary thereof holds the Registrable Securities, the date on which the Registrable Securities covered by such Registration Statement (in the opinion of counsel to the Company and reasonably acceptable to legal counsel to the Holder) may be immediately sold without restriction (including, without limitation, as to volume or manner of sale restrictions) by the Holder, without registration under the Act.
          “Registration Statement” shall mean any registration statement of the Company under the Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
          “SEC” shall mean the U.S. Securities and Exchange Commission, or any successor agency or agencies performing the functions thereof.
     2. Shelf Registration.
          (a) The Company represents that it currently has an effective registration statement on Form S-3 (the “Current Registration Statement”) that is an automatic shelf registration statement for a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act (“WKSI”). The Company will use its best efforts to continue to qualify for registration on Form S-3 (including, if available, an automatic shelf registration statement for a WKSI or any comparable or successor form or forms or any similar short-form registration (together with the Current Registration Statement, a“Short-Form Registration”). The Company will cause a Short-Form Registration to be filed by the Company as promptly as practicable after a request by the Holder given in accordance with the provisions of the Investment Agreement. Both the Current Registration Statement and any other Short-Form Registration shall constitute a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to Rule 415 under the Securities Act, to permit the distribution of the Registrable Securities in accordance with the methods of distribution elected by the Holders, including by means of an underwritten offering, in an amount sufficient to cover the resale of all Registrable Securities. The Company shall use its best efforts to keep any Short-Form Registration, including the Current Registration Statement effective with the SEC at all times and any Short-Form Registration shall be re-filed upon its expiration, and the Company shall cooperate in any shelf take-down by amending or supplementing the Prospectus related to such Short-Form Registration as may be reasonably requested by the Holders’ Representative or as otherwise required, until the Holders no longer hold Registrable Securities.
          (b) The Company shall use all reasonable best efforts to cause any Registration Statement required by this Section 2 to be declared effective under the Act as promptly as possible after the filing thereof.
          (c) The Company shall use all reasonable best efforts to keep each Registration Statement under this Section 2 effective at all times during the applicable Registration Period.
          (d) If any offering pursuant to a Registration Statement pursuant to this Section 2 involves an underwritten offering, the Holder shall have the right to select its legal counsel and an investment banking firm or firms and manager or managers to administer to the offering, which investment banking firm or firms or manager or managers shall be reasonably satisfactory to the Company.
     3. Piggyback Registration.
          (a) If the Company at any time proposes to effect a Registration of securities of the same class as the Registrable Securities under the Securities Act (other than pursuant to section 2(a)), whether or not for sale for its own account, and the registration form to be used may be used for registration of the Registrable Securities, it will each such time give prompt written notice to the Holder of its intention to do so and of the Holder’s rights under this section 3. Upon the written request of any Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Holder to request that such registration be effected as a registration under section 2(a), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 3(a) shall relieve the

Company of its obligation to effect any registration upon request under section 5. The Company will pay all Costs and Expenses in connection with each registration of Registrable Securities requested pursuant to this section 3.
          (b) If (i) a registration pursuant to this Section 3 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holder by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to the Holder, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by the Holder and any other Holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter’s letter.
     4. Registration Procedures. (a) In the case of each Registration effected by the Company in which Registrable Securities are to be sold for the account of the Holder, the Company, at its sole cost and expense (exclusive of items excluded in the proviso to the definition of “Costs and Expenses” above), will as expeditiously as possible use all reasonable best efforts to:
               (i) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Registration Statement throughout the applicable Registration Period, as may be required by the applicable rules and regulations of the SEC and the instructions applicable to the form of such Registration Statement, and furnish to the Holder of the Registrable Securities covered thereby copies of any such supplement or amendment prior to its being used and/or filed with the SEC; and comply with the provisions of the Act with respect to the disposition of all the Registrable Securities to be included in such Registration Statement;
               (ii) provide (A) the Holder of the Registrable Securities to be included in such Registration Statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) counsel for the Holder of such Registrable Securities, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto and provide to such persons copies of any such prospectus, amendment or supplement thereto (including documents that would be incorporated or deemed incorporated by reference), subject to the limitations on reimbursement of counsel fees provided in the definition of “Costs and Expenses”;
          The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto relating to the Registrable Securities (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to any Registration of the Registrable Securities pursuant to Section 4 hereof to which the managing underwriter(s), if any, (or, with respect to any Registration other than a Piggyback Registration, the Holders’ Representative, its counsel), shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law; nor shall the Company request acceleration of such Registration Statement relating to the Registrable Securities (other than a Piggyback Registration) without prior notice to counsel to the Holder;
               (iii) for a reasonable period prior to the filing of such Registration Statement, and throughout the period specified above, make available for inspection by the Persons referred to in Section 4(ii) above such financial and other information and books and records of the Company and its subsidiaries, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 4(ii), to conduct a reasonable investigation within the meaning of the Act; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person or entity any information or records reasonably designated by the Company in writing as being confidential; and further provided, that the Company need not make such information available, nor need it cause any officer, director or employee to respond to such inquiry, unless the Holder of Registrable Shares to be included in a Registration Statement hereunder, upon the Company’s request, executes and delivers to the Company a specific undertaking to substantially the same effect contained in the preceding proviso;
               (iv) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or issuer free writing prospectus as may be necessary to comply with the provisions of the Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act.
               (v) promptly notify in writing the Holder of Registrable Securities to be included in a Registration Statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A)

when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the SEC and by the blue sky or securities commission or regulator of any state with respect thereto or any request by the SEC for amendments or supplements to such Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if it shall be the case, at any time that such Registration Statement, prospectus, prospectus supplement, or any document incorporated by reference in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
          (vi) obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest practicable date;
          (vii) if requested by any managing underwriter or underwriter, any placement or sales agent or any Holder of Registrable Securities to be included in a Registration Statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the SEC and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Registrable Securities included thereunder, including, without limitation, information with respect to the number of Registrable Securities being sold by such Holder or agent or to such underwriters, the name and description of such Holder, the intended method of distribution, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;
          (viii) furnish to the Holder of Registrable Securities to be included in such Registration Statement hereunder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof without charge an executed copy of such Registration Statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Holder, agent or underwriter, as the case may be) and the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, as the Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder, sold by such agent or underwritten by such underwriter and to permit the Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by the Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Shares covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;
               (ix) timely (A) register or qualify (to the extent legally required) the Shares to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions to be designated by the Holder participating in such registration and each placement or sales agent, if any, therefor and underwriter, sales or placement agent if any, thereof, as the Holder and each underwriter, if any, of the securities being sold shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the applicable Registration Period, and (C) take any and all such actions during the Registration Period as may be reasonably necessary or advisable to enable the Holder, agent, if any, and underwriter sales or placement agent to consummate the disposition in such jurisdictions of such Shares; provided, however, that the Company shall not be required for any such purpose to (X) qualify generally to do business as a foreign corporation or a broker-dealer in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(a)(ix), (Y) subject itself to taxation in any such jurisdiction, or (Z) consent to general service of process in any such jurisdiction;
               (x) cooperate with the Holder and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, in customary form to permit the transfer thereof through the Company’s transfer agent; and enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriter(s) may request at least two (2) business days prior to any sale of the Registrable Securities;
               (xi) provide a CUSIP number for all Registrable Securities, prior to the effective date of the Registration Statement;
               (xii) with respect to any Demand Registration permitted hereunder, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the disposition of such Registrable Securities, and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (A) make such representations and warranties to the selling Holders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish to the selling Holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsel(s) to the selling Holders of the Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the managing underwriter(s), if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriter(s), (C) use its reasonable best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall decline to so address such letters because of applicable standards of the accounting profession) and each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Sections 7, 8 and 9 hereof with respect to all parties to be indemnified pursuant to said Sections except as otherwise agreed by the Holders of a majority of the Registrable Securities being sold in connection therewith and the managing underwriter(s), if any, and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;
               (xiii) notify in writing the Holder of any proposal by the Company to amend or waive any provision of this Agreement and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

               (xiv) engage to act on behalf of the Company, with respect to the Registrable Securities to be so registered, a registrar and transfer agent having such duties and responsibilities (including, without limitation, registration of transfers and maintenance of stock registers) as are customarily discharged by such an agent, and to enter into such agreements and to offer such indemnities as are customary in respect thereof;
               (xv) cause all Registrable Securities included in the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on a national securities exchange;
               (xvi) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental entities within the United States, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities;
               (xvii) upon the occurrence of any event contemplated by Section 4 (a)(v) (B), (C), (D), or (E) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or an issuer free writing prospectus related thereto, or file any other required document so that, as thereafter delivered to the selling Holders, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
               (xviii) with respect to any Demand Registration permitted hereunder, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, by participation in “road shows”) taking into account the Company’s business needs; and
               (xix) otherwise comply with all applicable rules and regulations of the SEC, and make available to the Holder, as soon as practicable, but in any event not later than 18 months after the effective date of such Registration Statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Act (including, at the option of the Company, pursuant to Rule 158 thereunder).
          (b) No securities shall be included under any Registration Statement filed pursuant to Section 4 relating to the Registrable Securities without the written consent of the Holders’ Representative, except Registrable Securities requested by the Holders to be included therein pursuant to Section 4 hereof. Subject to the preceding sentence, if any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the amount, price, timing or distribution of the Registrable Securities to be so included, then there shall be included in such offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities shall be allocated for inclusion pro rata among the participating Holders.
          (c) If the Registrable Securities are registered for resale under an effective Registration Statement, the Holder shall cease any distribution of such Shares under such Registration Statement not more than once in any six (6) month period, for up to sixty (60) days, and not more than ninety (90) days during any twelve (12) month period, upon the request of the Company signed by the Chief Executive Officer and the Chief Financial Officer of the Company certifying that, in the good faith judgment of the Board of Directors of the Company, such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with any bona fide and imminent material financing (including securities offerings) of the Company or any imminent material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would materially adversely affect the Company. The Company shall promptly notify the Holder in writing at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, or (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events.
          In no event shall any Holder be prevented from selling Registrable Securities under an effective Registration Statement more than once in any six (6) month period, for up to sixty (60) days, and for not more than ninety (90) days during any twelve (12) month period.
     5. Limitations on Demand Registrations. The Holders will be entitled to initiate up to an aggregate of three (3) Demand Registrations, and the Company will not be obligated to effect more than one Demand Registration in any six month period provided each such request provides for the registration of at least 20% of the Registrable Securities then held by all of the Holders or is reasonably expected to result in aggregate gross proceeds of at least $25 million. Upon filing a Registration Statement, the Company will use its reasonable best efforts to keep such Registration Statement effective with the SEC at all times during the applicable Registration Period. No request for a Demand Registration will count for the purposes of the limitations in this Section 5 if (a) the Holders Representative determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request (or to terminate the underwritten offering prior to execution of the underwriting agreement or purchase agreement for any Demand Registration to be effected under any Short-Form Registration) due to marketing conditions or regulatory reasons relating to the Company (provided that this clause (a) shall cease to apply to any Holder that has previously withdrawn a proposed registration, or terminated an underwritten offering prior to execution of an underwriting agreement or purchase agreement for any Demand Registration to be effected under a Short-Form Registration), (b) the Registration Statement relating to such request is not declared effective within 60 days of the date such Registration Statement is first filed with the SEC (other than solely by reason of the Holder having refused to proceed or provide any required information for inclusion therein) and the Holder withdraws the Registration Request prior to such Registration Statement being declared effective, (c) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Holder’s reasonable satisfaction within thirty (30) days of the date of such order, or (d) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Holder). Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 5 regardless of whether or not such request counts toward the limitation set forth above. No Piggyback Registration shall count for purposes of this limitation.

     6. Certain Additional Agreements
     (a) The Company may require each selling Holder to furnish to the Company in writing such information required in connection with such registration regarding such selling Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any selling Holder who fails to furnish such information within a reasonable time after receiving such request.
     (b) Each selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4 (a)(v)(E) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4 (a)(xvii) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that (i) in no event shall such discontinuance exceed the time period set forth in Section 4 (c) hereof.
     (c) The Company shall not enter into any agreement with respect to any equity securities that grants or provides holders of such securities with registration rights that have terms that are materially more favorable, taken as a whole, than the registration rights granted to holders of the Registrable Securities in this Agreement unless similar rights are granted to holders of Registrable Securities. The Company shall provide the Holders’ Representative with a copy of any such agreement promptly after its execution and the Holders’ Representative shall notify the Company within 60 days thereafter of such more favorable terms. The failure of the Holders’ Representative to so notify the Company shall not release, waive or otherwise affect the Company’s obligations pursuant to this Section 6(c), except to the extent that the Company is prejudiced as a result of such failure.
     (d) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption there from in connection with sale of Registrable Securities pursuant to the Registration Statement.
     7. Indemnification by the Company.
          (a) The Company shall indemnify the Holder and its Affiliates from and against any claim, loss, cost, charge or liability of any kind, including amounts paid in settlement and reasonable attorneys’ fees, which may be incurred by the Holder or Affiliate as a result of any material breach of any representation or warranty or covenant of the Company contained in this Agreement or in any certificate delivered on the closing date of any public offering of Shares.
          (b) The Company shall indemnify and hold harmless the Holder and its Affiliates, any underwriter (as defined in the Act) for the Holder or its Affiliates, each officer and director of the Holder, legal counsel and accountants for the Holder, and each person, if any, who controls a Holder or such underwriter within the meaning of the Act, against any losses, expenses, claims, damages or liabilities, joint or several, to which such Holder or any such Affiliate, underwriter, officer, director or controlling person becomes subject, under the Act or any rule or regulation thereunder or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement in which Registrable Shares were included, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arise out of any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to actions or omissions otherwise required of the Company in connection with such registration; provided, however, that the Company shall not be liable to any such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such Person expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed.
     8. Further Obligations of Holder. The obligations of the Company with respect to the Holder are subject to the Holder’s agreement to the following (which the Holder shall specifically confirm in writing to the Company upon the Company’s request in connection with any Registration Statement):
          (a) The Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, each person (if any) who controls the Company within the meaning of the Act, and any underwriter (as defined in the Act) for the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Act or any rule or regulation thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement in which the Holder’s Registrable Securities were included, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by the Holder in writing expressly for inclusion in any of the foregoing documents. In no event shall any Holder be required to pay indemnification hereunder (or contribution under Section 9(d) below) in an aggregate amount in excess of the net proceeds received by the Holder in the subject offering. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed.
     9. Additional Provisions.
          (a) The Holder and each other Person indemnified pursuant to Section 7 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company’s having to indemnify it pursuant to Section 7 above, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies such Holder within twenty (20) days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Holder; provided, however, that such Holder or other indemnified person shall be entitled to retain its own counsel at its own expense (except that the indemnifying party shall bear the expense of such separate counsel if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest). The failure to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify such Holder or such other indemnified person, as the case may be, under Section 7 above, except to the extent that the Company shall be actually prejudiced or shall suffer any loss by reason of such failure to give notice, and shall not relieve the Company of any other liabilities which it may have under this or any other agreement.
          (b) The Company and each other Person indemnified pursuant to Section 8 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in any Holder having to indemnify it pursuant to Section 8 above, promptly notify such Holder, in writing, of the commencement of such action and permit such Holder, if such Holder so notifies the Company within twenty (20) days after receipt by such Holder of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Company; provided, however, that the Company or other indemnified person shall be entitled to retain its own counsel at the Company’s expense. The failure to notify any Holder promptly of the commencement of any such action shall not relieve such Holder of liability to indemnify the Company or such other indemnified person, as the case may be, under Section 8 above, except to the extent that the subject Holder shall be actually prejudiced or shall suffer any loss by reason of such failure to give notice, and shall not relieve such Holder of any other liabilities which it may have under this or any other agreement.

          (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified person who is party to such claim or litigation, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified person of a full release from all liability in respect to such claim or litigation. Each such indemnified person shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting there from.
          (d) If the indemnification provided for in Section 7 and 8 is unavailable or insufficient to hold harmless an indemnified party, then, subject to the limits set forth in Section 8(b) above, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in Section 7 and 8, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Registrable Securities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holder agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if all sellers of Registrable Securities were treated as one entity for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section. The amount paid by an indemnified person as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 9(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Registrable Securities to contribute pursuant to this Section 9(d) shall be several in proportion to the respective amounts of Registrable Securities sold by them pursuant to a Registration Statement.
     10. Rule 144 Information. For so long as the Company shall remain a reporting company under the Exchange Act, the Company will at all times keep publicly available adequate current public information with respect to the Company of the type and in the manner specified in Rule 144(c) promulgated under the Act.

     11. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be given by personal delivery, by telecopier (with confirmation of receipt), by recognized overnight courier service (with all charges prepaid or billed to the account of the sender), or by certified or registered mail, return receipt requested, and with postage prepaid, addressed (a) if to the Company:
Jefferies Group, Inc.
520 Madison Avenue
New York, New York 10021
Attention: General Counsel
          Fax: 212-284-2280
with a copy (which shall not constitute notice) to:
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178
Attention: Stephen P. Farrell
          Fax: 212-309-6001
(b) if to the Holder:
Leucadia National Corporation
315 Park Avenue South
New York, New York 10010
Attention: Joseph S. Steinberg, President
          Fax: 212-598-3245
With a copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Andrea A. Bernstein
or such other address or facsimile as shall have been specified by the Company or the Holder to the other party by written notice. All notices shall be deemed to have been given either at the time of the delivery or facsimile (with confirmation of receipt) thereof, or, if sent by overnight courier, on the next business day following delivery thereof to the overnight courier service, or, if mailed, at the completion of the third business day following the time of such mailing.

     12. Waiver and Amendment. No amendment or modification of this Agreement, or any waiver of any performance hereunder, shall be valid unless made in writing and signed by the party to be charged therewith.
     13. Governing Law. This Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.
     14. Non-Assignability; Binding Effect. Neither this Agreement, nor any of the rights or obligations of the parties hereunder, shall be assignable by any party hereto without the prior written consent of the other parties, except that the rights of the Holder hereunder may be assigned by the Holder to any other person who acquires Registrable Shares. Otherwise, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     15. Captions. The Section headings used in this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.
     16. Gender. All pronouns used in this Agreement in the masculine, feminine or neuter gender shall, as the context may allow, also refer to each other gender.
     17. Entire Agreement. This Agreement and the Investment Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. If any provision of this Agreement shall be determined by a court of competent jurisdiction or by a duly appointed arbitrator to be unenforceable to any extent or in any respect, then such provision shall be modified in scope or effect, or shall be excised from this Agreement, only to such extent as may be required to render such provision valid and enforceable, and the remainder of this Agreement shall be unaffected.
     18. Parties in Interest. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.
     19. Counterparts; Fax Signatures. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by means of fax, electronic or portable document format signatures, which shall have the same binding legal effect as original ink signatures.
     20. Nature of Holders’ Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto or in connection herewith, shall be deemed to constitute the Holders as a partnership, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or any of the transactions contemplated by this Agreement.
     21. Remedies (a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.
          (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the Company and the Holder have executed this Agreement as of the date first set forth above.

JEFFERIES GROUP, INC.
By:	/s/ Lloyd H. Feller
	Name:	Lloyd H. Feller
	Title:	EVP, General Counsel and Secretary

Accepted and Confirmed by the Holder: LEUCADIA NATIONAL CORPORATION
By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President